ANNUAL REPORT
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                               [GRAPHIC OMITTED]


                                 Patriot Global
                                 Dividend Fund

                                 JULY 31, 1998







                         [JHF LOGO] JOHN HANCOCK FUNDS
                                    A Global Investment Management Firm

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                                    TRUSTEES
                            Edward J. Boudreau, Jr.
                                James F. Carlin
                             William H. Cunningham*
                                Charles F. Fretz
                              Harold R. Hiser, Jr.
                                Anne C. Hodsdon
                               Charles L. Ladner
                              Leo E. Linbeck, Jr.
                             Steven R. Pruchansky*
                              Richard S. Scipione
                     Lt. Gen. Norman H. Smith, USMC (Ret.)
                                 John P. Toolan
                        *Members of the Audit Committee

                                    OFFICERS
                            Edward J. Boudreau, Jr.
                      Chairman and Chief Executive Officer
                               Robert G. Freedman
                               Vice Chairman and
                            Chief Investment Officer
                                Anne C. Hodsdon
                     President and Chief Operating Officer
                                James B. Little
                           Senior Vice President and
                            Chief Financial Officer
                                Susan S. Newton
                          Vice President and Secretary
                               James J. Stokowski
                          Vice President and Treasurer
                               Thomas H. Connors
                  Second Vice President and Compliance Officer

                               INVESTMENT ADVISER
                          John Hancock Advisers, Inc.
                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                             INVESTMENT SUB-ADVISER
                  John Hancock Advisers International Limited
                                34 Dover Street
                             London, England w1x3ra

                          CUSTODIAN AND TRANSFER AGENT
                            FOR COMMON SHAREHOLDERS
                      State Street Bank and Trust Company
                              225 Franklin Street
                          Boston, Massachusetts 02110

                            TRANSFER AGENT FOR DARTS
                            The Chase Manhattan Bank
                              450 West 33rd Street
                            New York, New York 10001

                                 LEGAL COUNSEL
                               Hale and Dorr LLP
                                60 State Street
                          Boston, Massachusetts 02109

                              INDEPENDENT AUDITORS
                             Deloitte & Touche LLP
                               125 Summer Street
                        Boston, Massachusetts 02110-1617

                  Listed: New York Stock Exchange Symbol: PGD
                 John Hancock Closed-End Funds: 1-800-843-0090

                               CHAIRMAN'S MESSAGE

DEAR FELLOW SHAREHOLDERS:

During the last decade, investors have become used to seeing stock market returns averaging 15% or so each year. In the past three years, the stock market has treated us to a record run, producing annual returns in excess of 20%.

     After such a long and remarkable performance, many began this year wondering what the market would do for an encore in 1998. The answer through the end of June was more of the same. But further tremors from Asia sparked increased volatility and a market downturn in late July, as corporate earnings and the U.S. economy have shown signs of slowing. What's more, a good part of the market's earlier advance had come from just a small group of the largest companies in the major stock market indexes.

--------------------------------------------------------------------------------
[A 1 1/4" x 1" photo of Edward J. Boudreau, Jr., Chairman and Chief Executive Officer, flush right next to second paragraph.]
--------------------------------------------------------------------------------

     Indeed, the move ahead has been so narrow that some observers believe that most stocks have actually been in a bear market this year. The bond market had its pockets of volatility as well, although U.S. Treasury bonds have benefited from their safe-haven status. As the volatility continues, many observers are now wondering if the market's long bull run has finally run its course.

     While we don't make a practice of opining on what the market will do next, we believe that after such a long run up, it would be wise for investors to set more realistic expectations. Over the long term, the market's historical results have been more in the 10% per year range, which is still a solid result, considering it has been produced despite wars, depressions and other social upheavals along the way.

     In addition to adjusting, or at least re-examining, expectations, now could also be a good time to review with your investment professional how your assets are diversified, perhaps with an eye toward a more conservative approach. Stocks, especially with their outsized gains of the last three years, might have grown to represent a larger piece of your portfolio than you had originally intended, given your objectives, time horizon and risk level.

     At John Hancock Funds, our goal is to help you reach your financial objectives and maintain wealth. One way we can do that is by helping you keep your feet on the ground as you pursue your dreams.

Sincerely,

/s/ Edward J. Boudreau, Jr.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

                                       2

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             By Gregory K. Phelps for the Portfolio Management Team
                   John Hancock Patriot Global Dividend Fund

            Uncertainty over Asia aids preferred and utility stocks
            -------------------------------------------------------

Dividend-producing preferred stocks turned in a relatively good performance during the past 12 months, although the overwhelming majority of their gains came between August and December 1997. That's when Asia's economic crisis caused a significant global stock sell-off, prompting an increasing number of investors to seek out the relative stability, dependability and high quality of U.S. Treasury bonds. Because of their relatively high dividend payments, preferred stocks -- which made up 71% of the Fund's net assets at the end of the period -- tend to exhibit bond-like performance characteristics and rallied along with the bond market. But so far in 1998, preferred stocks' performance has been more moderate, in large part because the Treasury market has remained relatively steady in response to stable interest rates. Furthermore, investors shifted their attentions away from preferreds and toward common stocks as their fears over Asia subsided. That said, preferreds performed especially well in the last several weeks of July when the stock market suffered a serious decline because of renewed fears over Japan's ability to counteract its ever-weakening economy.

"...so far in 1998, preferred stocks' performance has been more moderate..."

     The performance of utility common stocks -- another important emphasis for the Fund -- followed a similar pattern. Thanks to their lack of exposure to Asia, their reputation as a safe haven in times of economic and market turmoil and their attractive dividends, utility common stocks rallied with the Treasury market on bad

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[A 2 1/4" x 3 3/4"  photo at bottom  of page of Fund  management  team.  Caption below reads "Fund management team members (l - r): Susan Kelly, Gregory Phelps and Mark Maloney."]
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                                       3

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               John Hancock Funds - Patriot Global Dividend Fund

--------------------------------------------------------------------------------
[Pie Chart at the top of left hand column with the heading "Portfolio Diversification". The chart is divided into five sections (from top to left):
Other 4%, Oil & Gas 5%, Industrials 7%, Banks & Financials 39% and Utilities 45%. A note below the chart reads "As a percentage of net assets on July 31, 1998."]
--------------------------------------------------------------------------------

"...we used periods of price weakness to... add to our utility common-stock holdings."

news out of Asia during the final months of 1997. The Dow Jones Utility Average hit an all-time high on the last day of the year. So far this year, utilities have set new record highs in March and June, only to suffer bouts of profit taking in April and July. Electric stocks uncharacteristically decoupled from the rallying bond market in late July, posting losses at the hands of the stock market sell-off.

     For the 12-month period ended July 31, 1998, John Hancock Patriot Global Dividend Fund had a total return of 14.25% at net asset value. By comparison, the 30-year Treasury bond returned 13.77% and the Dow Jones Utility Average returned 23.28% for the same 12-month period.

Preferred-stock focus

Throughout the past year we continued to emphasize preferred stocks, which help maximize the Fund's yield while keeping its net asset value stable. Because preferreds have relatively large dividends, they tend to experience smaller price swings than their common stock cousins. As a result, preferreds helped the Fund's performance last fall and in July when the market trended down, but struggled when the overall stock market rallied.

--------------------------------------------------------------------------------
[Table at bottom of left hand column entitled "Scorecard". The header for the left column is "Investment" and the header for the right column is "Recent Performance...and What's Behind the Numbers". The first listing is Lehman Brothers Holdings followed by an up arrow with the phrase "Bull market helps profitability." The second listing is Pennzoil followed by an up arrow with the phrase "Reorganization boosts profits." The third listing is TDS Capital Trust II followed by a down arrow with the phrase "Pressured by market oversupply." A note below the table reads "See `Schedule of Investments.' Investment holdings are subject to change."]
--------------------------------------------------------------------------------

     Preferreds were, however, also boosted by factors unique to their market. Favorable supply and demand were the catalysts for the good performance of preferred stocks eligible for the "dividends-received deduction." These securities -- dubbed DRD-eligible securities -- offer major tax advantages for the corporations that invest in them. Because interest rates have fallen dramatically over the past several years, many companies that issue DRD-eligible securities have redeemed or bought back these securities to reduce their financing costs. That activity has effectively shrunk the supply of available DRD-eligible securities. The demand for them, meanwhile, has remained strong given their attractive dividends and their tax advantages.

     Among our best-performing DRD-eligible preferred stocks was Pennzoil, which rose in part because of the successful reorganization of its Quaker State and Jiffy Lube businesses. The securities offered an attractive yield of 6.49% and 10 years of call protection, which shields investors from having to surrender their high-yielding securities to issuers prematurely. Another winner was Lehman Brothers Holdings, which, thanks to the continued strength of the stock market, enjoyed strong profitability. What's more, consolidation in the financial services industry fueled speculation that Lehman could be taken over by a firm with a higher credit rating.

     There were, however, disappointments among our preferred-stock holdings, primarily

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               John Hancock Funds - Patriot Global Dividend Fund

--------------------------------------------------------------------------------
[Bar chart at top of left hand column with the heading "Fund Performance". Under the heading is a note that reads "For the year ended July 31, 1998". The chart is scaled in increments of 5% with 0% at the bottom and 25% at the top. The first bar represents the 14.25% total return for John Hancock Patriot Global Dividend Fund. The second bar represents the 13.77% total return for the 30-Year Treasury Bond. The third bar represents the 23.28% total return for the Dow Jones Utility Average. A note below the chart reads "The total return for John Hancock Patriot Global Dividend Fund is at net asset value with all distributions reinvested. The Dow Jones Utility Average is an unmanaged index that measures the performance of the utility industry in the United States.]
--------------------------------------------------------------------------------

those whose dividends were fully taxable, rather than DRD-eligible. The fully taxable preferred market suffered from too much supply, in contrast to the tight supply and demand conditions that boosted the DRD-eligible market. As a result, holdings such as TDS Capital Trust II proved to be a laggard, despite the company's successful financial results, the security's attractive 8.04% yield and its decent call protection. Given that we don't expect the supply/demand equation to improve much for fully taxable preferreds, we reduced our stake in them.

Growing stake in utility commons

Throughout the year we used periods of price weakness to bargain hunt and add to our utility common-stock holdings. By the end of the period, utility common stocks made up 29% of the Fund's net assets, up from 15% at the beginning. One such addition was MarketSpan, the company that resulted from the merger of Brooklyn Union and Long Island Lighting Company. The company announced a buyback of its stock, which helped boost the price of its common stock. With more than $2 billion cash in its corporate coffers, MarketSpan appears to many to be an attractive takeover candidate. Another addition was Dominion Resources, the parent company of Virginia Electric, which offers an attractive dividend yield and has benefited from the sale of its United Kingdom-based electric subsidiary at a significant profit.

"...little, if any, exposure to the problems in Asia."

Outlook

We are optimistic about the prospects for electric common stocks for a number of reasons. First, their domestic focus means they have little, if any, exposure to the problems in Asia. Second, they offer dividend yields that are three times the dividend yield of the average Standard & Poor's 500 Index stock. Third, electric companies continue to undertake more and more stock buybacks. Fourth, their earnings forecasts look promising. As a group, electrics are predicted to post average earnings growth of 4% to 5% this year. Finally, electric common stocks are compellingly inexpensive. At the end of the period, the S&P Utilities Group was selling at about 63% of the S&P 500's price-to-earnings multiple. Historically speaking, utilities have been priced at about 70% of the S&P 500. That suggests that electric stocks have significant room to rally as they close the gap between their recent and historical performances. As for DRD-eligible preferred stocks, we think that the technical underpinnings -- meaning a favorable supply and demand scenario -- will continue.

--------------------------------------------------------------------------------
This commentary reflects the views of the portfolio management team through the end of the Fund's period discussed in this report. Of course, the team's views are subject to change as market and other conditions warrant.

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                              FINANCIAL STATEMENTS

               John Hancock Funds - Patriot Global Dividend Fund


The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on July 31, 1998. You'll also find the net asset value for each common share as of that date.

Statement of Assets and Liabilities
July 31, 1998
--------------------------------------------------------------------------------
Assets:
  Investments at value - Note C:
    Preferred stocks (cost - $123,996,226) .....................   $131,996,417
    Common stocks (cost - $49,488,168) .........................     53,174,005
    Short-term investments (cost - $668,348) ...................        668,348
                                                                   ------------
                                                                    185,838,770
  Dividends receivable .........................................        728,604
  Other assets .................................................         21,930
                                                                   ------------
                              Total Assets .....................    186,589,304
                              -------------------------------------------------
Liabilities:
  DARTS dividend payable - Note A ..............................         34,167
  Common shares dividend payable ...............................         70,581
  Payable to John Hancock Advisers, Inc.
    and affiliates - Note B ....................................        184,453
  Accounts payable and accrued expenses ........................         51,634
                                                                   ------------
                              Total Liabilities ................        340,835
                              -------------------------------------------------
Net Assets:
  Dutch Auction Rate Transferable Securities Preferred
    Shares (DARTS) - Without par value, unlimited number
    of shares of beneficial interest authorized, 600 shares
    issued, liquidation preference of $100,000 per share
    - Note A ...................................................     60,000,000
                                                                   ------------
  Common Shares - Without par value, unlimited number
    of shares of beneficial interest authorized, 8,344,700
    outstanding ................................................    113,816,397
  Accumulated net realized loss on investments .................     (1,262,868)
  Net unrealized appreciation of investments ...................     11,687,884
  Undistributed net investment income ..........................      2,007,056
                                                                   ------------
                              Net Assets applicable to
                              Common Shares ($15.13 per
                              share based on 8,344,700
                              shares outstanding) ..............    126,248,469
                                                                   ------------
                              Net Assets .......................   $186,248,469
                              =================================================

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Year ended July 31, 1998
--------------------------------------------------------------------------------
Investment Income:
  Dividends
    (net of foreign withholding taxes of $33,624) ..............    $12,863,256
  Interest .....................................................        292,315
                                                                   ------------
                                                                     13,155,571
                                                                   ------------
  Expenses:
    Investment management fee - Note B .........................      1,480,611
    Administration fee - Note B ................................        277,614
    DARTS and auction fees .....................................        159,621
    Federal excise tax .........................................        153,408
    Custodian fee ..............................................         58,787
    Auditing fee ...............................................         57,678
    Printing ...................................................         38,292
    Transfer agent fee .........................................         25,398
    Miscellaneous ..............................................         20,636
    Registration and filing fees ...............................         16,170
    Trustees' fees .............................................         15,816
    Legal fees .................................................          1,087
                                                                   ------------
                              Total Expenses ...................      2,305,118
                              -------------------------------------------------
                              Net Investment Income ............     10,850,453
                              -------------------------------------------------

Realized and Unrealized Gain on Investments:
  Net realized gain on investments sold ........................      3,446,142
  Change in net unrealized appreciation/depreciation
    of investments .............................................      3,650,344
                                                                   ------------
                              Net Realized and Unrealized Gain
                              on Investments ...................      7,096,486
                              -------------------------------------------------
                              Net Increase in Net Assets
                              Resulting from Operations ........    $17,946,939
                              =================================================
                              Distribution to DARTS ............     (2,489,567)
                              -------------------------------------------------
                              Net Increase in Net Assets
                              Applicable to Common
                              Shareholders Resulting from
                              Operations Less DARTS
                              Distributions ....................    $15,457,372
                              =================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

               John Hancock Funds - Patriot Global Dividend Fund


Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                     YEAR ENDED JULY 31,
                                                                                ------------------------------
                                                                                    1997              1998
                                                                                ------------      ------------
Increase (Decrease) in Net Assets:
From Operations:
  Net investment income .......................................................  $11,760,317       $10,850,453
  Net realized gain on investments sold .......................................      246,639         3,446,142
  Change in net unrealized appreciation/depreciation of investments ...........    8,142,488         3,650,344
                                                                                ------------      ------------
    Net Increase in Net Assets Resulting from Operations ......................   20,149,444        17,946,939
                                                                                ------------      ------------
Distributions to Shareholders:
  DARTS ($4,144 and $4,149 per share, respectively) - Note A ..................   (2,486,179)       (2,489,567)
  Common Shares - Note A
    Dividends from accumulated net investment income
      ($1.05 and $1.05 per share, respectively)
                                                                                  (8,761,434)       (8,761,302)
                                                                                ------------      ------------
    Total Distributions to Shareholders .......................................  (11,247,613)      (11,250,869)
                                                                                ------------      ------------
Net Assets:
  Beginning of period .........................................................  170,650,568       179,552,399
                                                                                ------------      ------------
  End of period (including undistributed net investment income
    of $1,747,116 and $2,007,056, respectively) ............................... $179,552,399      $186,248,469
                                                                                ============      ============
Analysis of Common Shareholder Transactions:
                                                                            YEAR ENDED JULY 31,
                                                       ---------------------------------------------------------------
                                                                  1997                               1998
                                                       ----------------------------      -----------------------------
                                                        SHARES             AMOUNT          SHARES            AMOUNT
                                                       ---------       ------------      ---------        ------------
  Beginning of period .............................    8,344,700       $114,080,324      8,344,700        $113,971,522
  Reclassification of capital accounts - Note D ...       --               (108,802)        --                (155,125)
                                                       ---------       ------------      ---------        ------------
  End of period ...................................    8,344,700       $113,971,522      8,344,700        $113,816,397
                                                       =========       ============      =========        ============

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders and any increase due to the sale of Common Shares and DARTS. The footnote illustrates any reclassification of share capital amounts, the number of Common Shares, and DARTS sold and outstanding at the end of the last two periods, along with the corresponding dollar value.

                       SEE NOTES TO FINANCIAL STATEMENTS.

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                              FINANCIAL STATEMENTS

               John Hancock Funds - Patriot Global Dividend Fund


Financial Highlights
Selected data for a Common Share outstanding throughout each period indicated, investment returns, key ratios, and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                                                     YEAR ENDED JULY 31,
                                                      ----------------------------------------------------
                                                        1994       1995       1996       1997       1998
                                                      --------   --------   --------   --------   --------
Common Shares
Per Share Operating Performance
  Net Asset Value, Beginning of Period .............    $15.42     $12.31     $13.04     $13.26     $14.33
                                                      --------   --------   --------   --------   --------
  Net Investment Income ............................      1.35       1.55       1.43       1.41(1)    1.30(1)
  Net Realized and Unrealized Gain (Loss)
    on Investments .................................     (2.52)      0.67       0.15       1.01       0.85
                                                      --------   --------   --------   --------   --------
      Total from Investment Operations .............     (1.17)      2.22       1.58       2.42       2.15
                                                      --------   --------   --------   --------   --------
  Less Distributions:
    Dividends to DARTS Shareholders ................     (0.25)     (0.33)     (0.31)     (0.30)     (0.30)
    Dividends from Accumulated Net Investment Income
      to Common Shareholders .......................     (1.11)     (1.16)     (1.05)     (1.05)     (1.05)
    Distributions to Common Shareholders from Net
      Realized Short-Term Gain on Investments ......     (0.54)      --         --         --         --
    Distributions in Excess of Accumulated
      Net Investment Income ........................     (0.04)      --         --         --         --
                                                      --------   --------   --------   --------   --------
      Total Distributions ..........................     (1.94)     (1.49)     (1.36)     (1.35)     (1.35)
                                                      --------   --------   --------   --------   --------
  Net Asset Value, End of Period ...................    $12.31     $13.04     $13.26     $14.33     $15.13
                                                      ========   ========   ========   ========   ========
  Per Share Market Value, End of Period ............   $12.000    $12.250    $12.375    $12.938    $13.188
  Total Investment Return at Market Value ..........   (10.06%)    13.12%      9.65%     13.53%     10.30%

Ratios and Supplemental Data
  Net Assets Applicable to Common Shares,
    End of Period (000s omitted) ...................  $102,690   $108,824   $110,651   $119,552   $126,248
  Ratio of Expenses to Average Net Assets (2) ......     1.27%      1.26%      1.27%      1.27%      1.25%
  Ratio of Net Investment Income to
    Average Net Assets (2) .........................     6.42%      8.01%      6.91%      6.69%      5.86%
  Portfolio Turnover Rate ..........................       39%        96%        38%        28%        43%
Senior Securities
  Total DARTS Outstanding (000s omitted) ...........   $60,000    $60,000    $60,000    $60,000    $60,000
  Asset Coverage per Unit (3) ......................  $267,019   $278,812   $283,164   $295,948   $310,691
  Involuntary Liquidation Preference per Unit (4) ..  $100,000   $100,000   $100,000   $100,000   $100,000
  Approximate Market Value per Unit (4) ............  $100,000   $100,000   $100,000   $100,000   $100,000

(1)  Based on the average shares outstanding at the end of each month.
(2) Ratios calculated on the basis of expenses and net investment income applicable to both the common and preferred shares relative to the average net assets for both common and preferred shares.
(3) Calculated by subtracting the Fund's total liabilities (not including the DARTS) from the Fund's total assets and dividing such amount by the number of DARTS outstanding, as of the applicable 1940 Act Evaluation Date.
(4)  Plus accumulated and unpaid dividends.

The Financial Highlights summarizes the impact of the following factors on a single Common Share for each period indicated: net investment income, gains (losses) and distributions of the Fund. It shows how the Fund's net asset value for a Common Share has changed during the periods. It also shows the total investment return for the periods based on the market value of the Fund shares. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form, as well as information about the DARTS.

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

               John Hancock Funds - Patriot Global Dividend Fund

Schedule of Investments
July 31, 1998
--------------------------------------------------------------------------------
The Schedule of Investments is a complete list of all securities owned by the Patriot Global Dividend Fund on July 31, 1998. It's divided into three main categories: preferred stocks, common stocks and short-term investments. The preferred and common stocks are further broken down by industry groups. Under each industry group is a list of the stocks owned by the Fund. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                      MARKET
ISSUER, DESCRIPTION                          NUMBER OF SHARES         VALUE
-------------------                          ----------------    --------------

PREFERRED STOCKS
Automobile/Trucks (4.24%)
  General Motors Corp., 9.12%,
    Depositary Shares, Ser G ...............      113,414            $3,175,592
  General Motors Corp., 9.125%,
    Depositary Shares, Ser B ...............      184,500             4,727,813
                                                                   ------------
                                                                      7,903,405
                                                                   ------------
Banks - Foreign (2.86%)
  Australia and New Zealand Banking Group
    Ltd., 9.125% (Australia) ...............       99,900             2,778,469
  Banco Bilbao Vizcaya International Ltd.,
    9.75%, American Depositary Receipt,
    Gtd Ser A (Spain) ......................       91,200             2,553,600
                                                                   ------------
                                                                      5,332,069
                                                                   ------------
Banks - United States (12.01%)
  ABN AMRO North America,  Inc.,  6.59%,
    Ser H, (R) .............................        5,000             5,552,500
  ABN AMRO North America, Inc., 8.75%,
    Ser A, (R) .............................          540               642,668
  Chase Manhattan Corp., 10.84%, Ser C .....      179,700             5,458,388
  Fleet Financial Group, Inc., 6.75%, Ser VI       40,000             2,280,000
  Fleet Financial Group, Inc., 9.35%,
    Depositary Shares ......................      185,000             5,018,125
  J.P. Morgan & Company, Inc., 6.625%,
    Depositary Shares, Ser H ...............       60,000             3,420,000
                                                                   ------------
                                                                     22,371,681
                                                                   ------------
Broker Services (13.46%)
  Bear Stearns Companies, Inc., 5.72%,
    Depositary Shares, Ser F ...............       40,000             2,040,000


                                                                      MARKET
ISSUER, DESCRIPTION                          NUMBER OF SHARES         VALUE
-------------------                          ----------------    --------------

Broker Services (continued)
  Bear Stearns Companies, Inc., 6.15%,
    Depositary Shares, Ser E ...............       93,000            $5,056,875
  Lehman Brothers Holdings, Inc., 5.67%,
    Depositary Shares, Ser D ...............       40,000             1,990,000
  Lehman Brothers Holdings, Inc., 5.94%,
    Depositary Shares, Ser C ...............      100,000             5,312,500
  Merrill Lynch & Co., Inc., 9.00%,
    Depositary Shares, Ser A ...............      168,000             5,313,000
  Morgan Stanley Group, Inc., 7.75%,
    Depositary Shares ......................      100,000             5,362,500
                                                                   ------------
                                                                     25,074,875
                                                                   ------------
Conglomerates (0.78%)
  Grand Metropolitan Delaware, L.P., 9.42%,
    Gtd Ser A ..............................       51,000             1,447,125
                                                                   ------------
Equipment Leasing (2.32%)
  AMERCO, 8.50%, Ser A .....................      162,000             4,313,250
                                                                   ------------
Financial Services (0.82%)
  Entergy London Capital L.P., 8.625%,
    Ser A ..................................       60,000             1,518,750
                                                                   ------------
Insurance (7.98%)
  Travelers Group, Inc., 6.213% ............       90,000             4,905,000
  Travelers Group, Inc., 6.231%,
    Depositary Shares, Ser H ...............       85,200             4,639,073
  Travelers Group, Inc., 8.40%,
    Depositary Shares, Ser K ...............      191,000             5,312,188
                                                                   ------------
                                                                     14,856,261
                                                                   ------------
Media (1.33%)
  Shaw Communications, Inc., 8.45%,
    Ser A (Canada) .........................       99,600             2,477,550
                                                                   ------------
Oil & Gas (5.23%)
  Anadarko Petroleum Corp., 5.46%,
    Depositary Shares ......................       45,627             4,494,260
  Pennzoil Co., 6.49% ......................       50,000             5,250,000
                                                                   ------------
                                                                      9,744,260
                                                                   ------------
Paper & Paper Products (3.11%)
  Bowater, Inc., 8.40%,
    Depositary Shares, Ser C ...............      225,000             5,793,750
                                                                   ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       9
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================================================================================
                              FINANCIAL STATEMENTS

               John Hancock Funds - Patriot Global Dividend Fund


                                                                      MARKET
ISSUER, DESCRIPTION                          NUMBER OF SHARES         VALUE
-------------------                          ----------------    --------------

Utilities (16.73%)
  Baltimore Gas & Electric Co., 6.99%,
    Ser 1995 ...............................       10,000            $1,150,000
  Commonwealth Edison Co., $8.40, Ser A ....       46,775             4,724,273
  Commonwealth Edison Co., $8.40, Ser B ....        9,750               936,609
  Consumers Energy Co., $2.08 (Class A) ....       74,014             1,915,111
  Duke Power Co., 7.85%, Ser S .............       10,874             1,245,073
  El Paso Tennessee Pipeline Co., 8.25%,
    Ser A ..................................      146,000             8,176,000
  Narragansett Electric Co., 6.95% .........       32,000             1,780,000
  PSI Energy, Inc., 6.875% .................       42,500             4,738,750
  Public Service Electric & Gas Co., 6.92% .        7,000               780,500
  South Carolina Electric & Gas Co., 6.52% .       25,000             2,818,750
  TDS Capital Trust II, 8.04% ..............      118,000             2,898,375
                                                                   ------------
                                                                     31,163,441
                                                                   ------------
                      TOTAL PREFERRED STOCKS
                         (Cost $123,996,226)      (70.87%)          131,996,417
                                                 --------          ------------

COMMON STOCKS
Utilities (28.55%)
  Allegheny Energy, Inc. ...................       57,200             1,558,700
  BEC Energy ...............................       65,000             2,486,250
  Conectiv, Inc. ...........................      110,500             2,265,250
  Consolidated Edison, Inc. ................       51,000             2,157,938
  Dominion Resources, Inc. .................       47,500             1,935,625
  DTE Energy Co. ...........................       49,900             2,002,238
  Eastern Enterprises ......................       32,700             1,305,956
  Florida Progress Corp. ...................       35,000             1,360,625
  Houston Industries, Inc. .................       69,600             1,944,450
  Interstate Energy Corp. ..................      127,420             3,734,999
  LG&E Energy Corp. ........................       91,400             2,227,875
  MarketSpan Corp. .........................      159,120             4,385,745
  MCN Energy Group, Inc. ...................       80,000             1,985,000
  MidAmerican Energy Holdings Co. ..........      230,000             4,686,250
  Nevada Power Co. .........................       38,000               897,750
  PacifiCorp ...............................       44,000               943,250
  PECO Energy Co. ..........................       30,000               898,125
  Potomac Electric Power Co. ...............      100,000             2,412,500
  Public Service Enterprise Group, Inc. ....       65,000             2,124,688
  Puget Sound Energy, Inc. .................      187,800             4,753,688
  Sempra Energy ............................      133,086             3,352,103
  UtiliCorp United, Inc. ...................       60,000             2,115,000
  Washington Water Power Co. ...............       80,000             1,640,000
                                                                   ------------
                         TOTAL COMMON STOCKS
                          (Cost $49,488,168)      (28.55%)           53,174,005
                                                 --------          ------------

                                   INTEREST       PAR VALUE           MARKET
ISSUER, DESCRIPTION                  RATE       (000s OMITTED)        VALUE
-------------------                --------     --------------     ------------

SHORT-TERM INVESTMENTS
Commercial Paper (0.36%)
  Chevron USA, Inc.,
    08-03-98 ...................     5.50%           $669              $668,348
                                                                   ------------
              TOTAL SHORT-TERM INVESTMENTS         (0.36%)              668,348
                                                 --------          ------------
                         TOTAL INVESTMENTS        (99.78%)          185,838,770
                                                 --------          ------------
         OTHER ASSETS AND LIABILITIES, NET         (0.22%)              409,699
                                                 --------          ------------
                          TOTAL NET ASSETS       (100.00%)         $186,248,469
                                                 ========          ============

(R) These securities are exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $6,195,168 or 3.33% of the net assets as of July 31, 1998.

Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer; however, security is U.S. dollar denominated.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                         NOTES TO FINANCIAL STATEMENTS

               John Hancock Funds - Patriot Global Dividend Fund


NOTE A -
ACCOUNTING POLICIES
John Hancock Patriot Global Dividend Fund (the "Fund") is a closed-end diversified management investment company registered under the Investment Company Act of 1940. Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services, or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

     Effective June 1, 1998, the Fund determines the net asset value of the Common Shares each business day at the close of regular trading.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $303,910 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent such carryforward is used by the Fund, no capital gains distributions will be made. The carryforward expires July 31, 2002.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Dividend income on investment securities is recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis.

The Fund records all dividends and distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations. Due to permanent book/tax differences in accounting for certain transactions, this has the potential for treating certain distributions as return of capital as opposed to distributions of net investment income or realized capital gains. The Fund has adjusted for the cumulative effect of such permanent book/tax differences through July 31, 1998, which has no effect on the Fund's net assets, net investment income or net realized gains.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund.

DUTCH AUCTION RATE TRANSFERABLE SECURITIES PREFERRED SHARES (DARTS) The Fund issued 600 shares of DARTS on October 16, 1992 in a public offering. The underwriting discount was recorded as a reduction of the capital of the Common Shares. Dividends on the DARTS, which accrue daily, are cumulative at a rate which was established at the offering of the DARTS and have been reset every 49 days thereafter by an auction. Dividend rates ranged from 3.94% to 4.26% during the year ended July 31, 1998.

     The DARTS are redeemable at the option of the Fund, at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends on any dividend payment date. The DARTS are also subject to mandatory redemption at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends, if the Fund is in default on its asset coverage requirements with respect to the DARTS. If the dividends on the DARTS shall remain unpaid in an amount equal to two full years' dividends, the holders of the DARTS, as a class, have the right to elect a majority of the Board of Trustees. In general, the holders of the DARTS and the Common Shares have equal voting rights of one vote per share, except that the holders of the DARTS, as a class, vote to elect two members of the Board of Trustees, and separate class votes are required on certain matters that affect the respective interests of the DARTS and Common Shares. The DARTS have a liquidation preference of $100,000 per share, plus accumulated and unpaid dividends. The Fund is required to maintain certain asset coverage with respect to the DARTS, as defined in the Fund's By-Laws.

================================================================================
                         NOTES TO FINANCIAL STATEMENTS

               John Hancock Funds - Patriot Global Dividend Fund


NOTE B -
MANAGEMENT FEE AND TRANSACTIONS
WITH AFFILIATES AND OTHERS
Under the investment management contract, the Fund pays a monthly management fee to John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., for a continuous investment program equivalent, on an annual basis, to the sum of 0.80% of the Fund's average weekly net assets.

     In addition, the Adviser has a sub-investment management contract with John Hancock Advisers International Limited (the "Sub-Adviser"), a wholly owned subsidiary of the Adviser. Under the Sub-Advisory Agreement between the Adviser and the Sub-Adviser, the Sub-Adviser will furnish the Adviser with international portfolio management assistance. The Adviser pays the Sub-Adviser a monthly management fee equivalent, on an annual basis, to 0.05% of the Fund's average weekly net assets.

     The Fund has entered into an administrative agreement with Mitchell Hutchins Asset Management, Inc. (the "Administrator"), under which the Administrator, if requested by the Adviser, assists in preparing financial information  and reports,  providing  information  for tax  reporting  purposes, compliance, calculation of net asset values, etc. The Fund pays the Administrator a monthly fee equivalent, on an annual basis, to the sum of 0.15% of the Fund's average weekly net assets, with a minimum annual fee of $125,000. The Administrator is an affiliate of PaineWebber Incorporated, which acted as an underwriter of the Fund's Common Shares.

     Each unaffiliated Trustee is entitled, as compensation for his or her services, to an annual fee plus remuneration for attendance at various meetings.

     Mr. Edward J. Boudreau, Jr., Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At July 31, 1998, the Fund's investment to cover the deferred compensation liability had unrealized appreciation of $1,856.

NOTE C -
INVESTMENT TRANSACTIONS
Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the year ended July 31, 1998, aggregated $79,525,382 and $78,769,641, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the year ended July 31, 1998.

     The cost of investments owned at July 31, 1998 (including short-term investments) for federal income tax purposes was $175,317,425. Gross unrealized appreciation and depreciation of investments aggregated $13,075,156 and $2,553,811, respectively, resulting in net unrealized appreciation of $10,521,345.

NOTE D -
RECLASSIFICATION OF CAPITAL ACCOUNTS
In accordance with Statement of Position 93-2, the Fund has reclassified amounts to reflect an increase in undistributed net investment income of $660,356, an increase in accumulated net realized loss on investments of $505,231 and a decrease in common shares capital of $155,125. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of July 31, 1998. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to federal excise taxes and passive foreign investment companies. The calculation of net investment income per share in the financial highlights excludes these adjustments.

================================================================================

               John Hancock Funds - Patriot Global Dividend Fund


INDEPENDENT AUDITORS' REPORT
The Board of Trustees and Shareholders
John Hancock Patriot Global Dividend Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of John Hancock Patriot Global Dividend Fund (the "Fund") as of July 31, 1998, the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the years in the two-year period ended July 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the three-year period ended July 31, 1996 were audited by other auditors whose report, dated September 6, 1996, expressed an unqualified opinion on those financial highlights.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at July 31, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund at July 31, 1998, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
September 4, 1998


TAX INFORMATION NOTICE (UNAUDITED)
For federal income tax purposes, the following information is furnished with respect to the dividends of the Fund paid during its taxable year ended July 31, 1998.

     All of the dividends paid for the fiscal year are taxable as ordinary income. Distributions to preferred and common shareholders were 100% qualified for the dividends-received deduction available to corporations.

     Shareholders will be mailed a 1998 U.S. Treasury Department Form 1099-DIV in January 1999. This will reflect the total of all distributions which are taxable for calendar year 1998.

SHAREHOLDER MEETING (UNAUDITED)
On March 5, 1998, the Annual Meeting of John Hancock Patriot Global Dividend Fund (the "Fund") was held to elect four Trustees and to ratify the action of the Trustees in selecting independent auditors for the Fund

     The common shareholders elected the following Trustees to serve until their respective successors are duly elected and qualified, with the votes tabulated as follows:

                                                            WITHHELD
                                        FOR                 AUTHORITY
                                        ---                 ---------
Edward J. Boudreau, Jr.                 7,714,359              96,197
Anne C. Hodsdon                         7,707,021             103,535
Steven R. Pruchansky                    7,714,363              96,193
Norman H. Smith                         7, 714,363             96,193

     The shareholders also ratified the Trustees' selection of Deloitte & Touche LLP as the Fund's independent auditors for the fiscal year ending July 31, 1998, with the votes tabulated as follows: 7,683,203 FOR, 49,822 AGAINST and 77,931 ABSTAINING.

================================================================================

               John Hancock Funds - Patriot Global Dividend Fund


INVESTMENT OBJECTIVE AND POLICY
The Fund's investment objective is to provide a high level of current income, consistent with modest growth of capital, for holders of its Common Shares of beneficial interest. The Fund will pursue its objective by investing in a diversified portfolio of dividend paying preferred and common stocks of domestic and foreign issuers, as well as debt obligations, with the Fund investing only in U.S. dollar denominated securities.

     The Fund's non-fundamental investment policy with respect to the quality of ratings of its portfolio investments was changed by a vote of the Fund's Trustees on September 13, 1994. The new policy, which became effective October 15, 1994, stipulates that preferred stocks and debt obligations in which the Fund will invest will be rated investment grade (at least "BBB" by S&P or "Baa" by Moody's) at the time of investment or will be preferred stocks of issuers of investment grade senior debt, some of which may have speculative characteristics, or, if not rated, will be of comparable quality as determined by the Adviser. The Fund will invest in common stocks of issuers whose senior debt is rated investment grade or, in the case of issuers that have no rated senior debt outstanding, whose senior debt is considered by the Adviser to be of comparable quality. The new policy supersedes the requirement that at least 80% of the Fund's total assets consist of preferred stocks and debt obligations rated "A" or higher and dividend paying common stocks whose issuers have senior debt rated "A" or higher.

DIVIDEND REINVESTMENT PLAN
The Fund provides shareholders with a Dividend Reinvestment Plan (the "Plan") which offers the opportunity to earn compounded yields. Each holder of Common Shares will automatically have all distributions of dividends and capital gains reinvested by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02210, as agent for the common shareholders, unless an election is made to receive cash. Holders of Common Shares who elect not to participate in the Plan will receive all distributions in cash, paid by check, mailed directly to the shareholder of record (or if the Common Shares are held in street or other nominee name then to the nominee) by the Plan Agent, as dividend disbursing agent. Shareholders whose shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

     The Plan Agent serves as agent for the holders of Common Shares in administering the Plan. After the Fund declares a dividend or makes a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Fund will not issue any new shares in connection with the Plan.

     Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than ten days prior to a dividend record date; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole Common Shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

     The Plan Agent maintains each shareholder's account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by the shareholders for personal and tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant. Proxy material relating to the shareholder's meetings of the Fund will include those shares purchased as well as shares held pursuant to the Plan.

     The Plan Agent's fees for the handling of reinvestment of dividends and other distributions will be paid by the Fund. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The cost per share of the shares purchased for each participant's account will be the average cost, including brokerage commissions, of any shares purchased on the open market. There are no other charges to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described above.

================================================================================

               John Hancock Funds - Patriot Global Dividend Fund


     The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable or required to be withheld on such dividends or distributions. Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan may be amended or terminated by the Plan Agent at least 90 days after written notice to all shareholders of the Fund. All correspondence or additional information concerning the Plan should be directed to the Plan Agent, State Street Bank and Trust Company, at P.O. Box 8209, Boston, Massachusetts 02266-8209 (telephone 1-800-426-5523).

YEAR 2000 COMPLIANCE
The Adviser and the Fund's service providers are taking steps to address any year 2000-related computer problems. However, there is some risk that these problems could disrupt the Fund's operations or financial markets generally.

================================================================================

                                                               -----------------
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